UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2011

Taylor Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 28, 2011, Taylor Capital Group, Inc. (the “Registrant”) will release their December 31, 2010 earnings. The presentation material relating to the earnings release call are available on the Company’s website, www.taylorcapitalgroup.com, and are attached as Exhibit 99.1 to this report and are incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a) and (b) are not applicable.

(c) Exhibit Index

99.1	PowerPoint presentation to be delivered by the Company’s President & CEO and CFO & COO on January 28, 2011 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2011

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Randall T. Conte
Randall T. Conte
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	PowerPoint presentation to be delivered by the Company’s President & CEO and CFO & COO on January 28, 2011.